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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 2, 2007

                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

       MICHIGAN                          0-452                 38-1093240
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(State or other jurisdiction           (Commission          (IRS Employer
    of incorporation)                  File Number)       Identification No.)

     100 EAST PATTERSON STREET
         TECUMSEH, MICHIGAN                                    49286
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 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01         REGULATION FD DISCLOSURE.

         On April 2, 2007, we announced that we had signed an agreement with Todd Herrick and certain parties affiliated with him, resolving the litigation recently brought by Mr. Herrick and those affiliated parties in state court in Michigan and the Company's related federal court suit against them. We are furnishing a copy of the press release as an exhibit to this report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is furnished with this report:

         Exhibit No.                Description
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            99.1                  Press Release dated April 2, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TECUMSEH PRODUCTS COMPANY


Date: April 3, 2007               By     /s/ James S. Nicholson
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                                        James S. Nicholson
                                        Vice President, Treasurer and Chief
                                         Financial Officer

         NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

         EXHIBIT INDEX

         Exhibit No.                Description
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           99.1                     Press Release dated April 2, 2007